EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Apollo Medical Holdings, Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:

(i)	The Amendment to the Annual Report on Form 10-K/A of the Company for the year ended March 31, 2015 (the “Report”), fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 29, 2015	/s/ WARREN HOSSEINION, M.D.
WARREN HOSSEINION, M.D.